UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2005

The Cooper Companies, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6140 Stoneridge Mall Road, Suite 590, Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 460-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The following increases in annual salary for the following officers are effective November 1, 2005 and May 1, 2006:

•	A. Thomas Bender, President and Chief Executive Officer, salary increased to $700,000 effective November 1, 2005 and $750,000 effective May 1, 2006

•	Robert S. Weiss, Executive Vice President and Chief Operating Officer, salary increased to $450,000 effective November 1, 2005 and $475,000 effective May 1, 2006

•	Gregory A. Fryling, President and Chief Operating Officer of CooperVision, Inc., salary increased to $400,000 effective November 1, 2005 and $450,000 effective May 1, 2006

•	Carol R. Kaufman, Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer, salary increased to $300,000 effective November 1, 2005 and $325,000 effective May 1, 2006

•	Steven M. Neil, Vice President and Chief Financial Officer, salary increased to $360,000 effective November 1, 2005 and $375,000 effective May 1, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE COOPER COMPANIES, INC.
(Registrant)

Date November 1, 2005		/s/ Carol R. Kaufman
(Signature)
	Name:	Carol R. Kaufman
	Title:	Senior Vice President of Legal Affairs, Secretary and Chief Administrative Officer